UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

Port Street Institutional Opportunities Fund
Institutional Class Shares — PSOFX

Annual Report

www.portstreetinvest.com	March 31, 2018

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Dear Shareholders,
March 31, 2018, marked Port Street Institutional Opportunities Fund’s (“Institutional Opportunities”) first two years.  Thank you for the opportunity to report on the Fund’s strategy and performance.

Institutional Opportunities seeks to achieve its investment objective through a proprietary asset allocation strategy that, over the long term, targets approximately 70% global equity exposure and 30% fixed income exposure.  Institutional Opportunities structure allows for management to make tactical shifts in the allocations to take advantage of dislocations in asset class valuations or in response to changing market conditions.  The investment process is driven by financial modeling in which the advisor allocates among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, foreign income securities, and real asset strategies. Additionally, the manager allocates to hedged equity strategies to manage overall market exposure and volatility.

Fund Performance

For the twelve-months ending March 31, 2018, Institutional Opportunities returned 6.35% while the MSCI All Country World Index (ACWI) returned 14.85%, Bloomberg Barclays U.S. Aggregate Bond Index returned 1.20% and the blended benchmark of 70% MSCI ACWI/ 30% Bloomberg Barclays U.S. Aggregate Bond Index returned 10.67%, for the same period.

Institutional Opportunities underperformed the blended benchmark of the 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index by 4.32% for the twelve-months ending March 31, 2018.  Institutional Opportunities began the fiscal year positioned conservatively across the U.S. and international equity and fixed income markets with 11.5% of the portfolio to hedged equity strategies, slightly down from the previous year of roughly 20%.  The U.S. equity allocation performed well during the trailing twelve months with U.S. large-cap value allocation outperforming the Russell 1000 Value index by 7.99%.  The U.S. equity allocation did have pockets of relative underperformance within the U.S. large-cap growth allocation to AMI Asset Management underperforming by 7.32% compared to the Russell 1000 Growth Index.  U.S. equity exposure continued its trend higher through 2017 and into the first month of 2018 as positive economic sentiment increased with employment growth and increased consumer confidence and the prospects of tax reform for consumers and businesses from the new administration.  Increased volatility entered the market in February with tensions on trade and geo-political risks.  There were no asset allocation adjustments over the trailing twelve-months in the portfolio as we continue to stay within our targeted allocations given the broader market valuations on both equities and fixed income.

The international equity allocation performed well over the trailing twelve-month period through multiple pockets of volatility due to economic, monetary, and political uncertainty.  Institutional Opportunities allocation to the international equity markets has been rewarded with exposure to consumer discretionary and industrials sectors as economic data coming out of Europe has continued to strengthen and emerging markets continued to show signs of stability.  With the adjustment in the allocation to emerging markets equity in the beginning of the 2017 calendar year, the fund has seen positive attribution to the overall portfolio with the allocation returning 35.33% over the trailing twelve-month period.  Management believes continued attractive valuations as well as growth prospects are strong in emerging markets and since the initial allocation, the exposure has been a positive contributor to the portfolio.

The U.S. fixed income allocation performed in-line with expectations with a majority of the portfolio tilted to high quality corporate and agency issuances.  As the Federal Reserve began their pace of raising rates towards the end of the 2017 year and into 2018, we believe the portfolio to be positioned appropriately to handle increasing rates.  Institutional Opportunities exposure to global bonds provided positive contribution to the portfolio of 2.62% over the trailing twelve-month period and management believes there are still attractive opportunities outside the U.S. bond

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

markets.  With the adjustment in the portfolio from longer duration fixed income investments to the more flexible positioning within the BlackRock Strategic Income Fund, the holding managed interest rate volatility by providing the portfolio with an attractive absolute return of 4.88% compared to Barclays U.S. Aggregate Bond Index of 1.20% over the trailing twelve-month period.

Given the continued rise in equity markets coupled with the increase in volatility, along with rate increases established and those telegraphed by the Fed, management believes the Institutional Opportunities Fund is well positioned to participate in a potentially stronger global growth backdrop, but also positioned appropriately to weather increased volatility.  With the increased exposure to asset classes that may benefit from a rising interest rate and reflationary environment as well as exposures to emerging market growth prospects, management believes Institutional Opportunities is positioned well as we seek to achieve attractive long-term risk adjusted returns.

Outlook

Central banks around the world continue to influence the direction of equity markets.  In the U.S., the unwinding of the Fed’s balance sheet has sparked a rise in interest rates which has only recently begun to give the market pause. As equity markets and valuations have continued to rise, the investable universe of great businesses priced below their intrinsic value continued to shrink. We hope to continue to enjoy growth in our portfolios should the markets march higher, while remaining disciplined in deploying capital intelligently- that is in owning only those securities that offer attractive returns with a “margin of safety”.  As we’ve discussed before, should the markets continue higher, we would expect the Fund to lag some of its peers due to the higher fixed income position and hedged equity allocations.  As we expected in our last letter of September 30th, 2017, we are finally beginning to see an uptick in volatility.  Should this recent volatility not just continue in earnest but increase considerably, then we expect to be able to find more opportunities to own high quality businesses at what we believe to be are bargain level prices. World renowned investor, Howard Marks writes, “Bidding more for something is the same as saying you’ll take less for your money.”  This is what we aim to avoid.  We are trying to max returns on every dollar we deploy so we remain strictly disciplined on the price we pay and the risk we’re taking to own a business. We fully expect our disciplined approach to prevent us from participating in entirely bull markets.  Importantly, however, we also expect this discipline to prevent us from permanent capital impairment caused by adverse reactions to over-valued markets that are long in the tooth like the one we’re witnessing now.  After all, the direction of the market over the next twelve months is anybody’s guess, but we do know that regardless of the direction, we expect that the capital preservation bias underlying our strategies should allow us the potential to better protect capital in down periods and in turn seek to better compound capital over full market cycles.

We are grateful for your confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a Prospectus.

The MSCI All Country World Index (MSCI ACWI) captures large and mid-cap representation across 23 developed market and 23 emerging market countries.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar- denominated, fixed-rate taxable bond market.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

The 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of equity securities of the Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth.

It is not possible to directly invest in an index.

Duration is a measure of the price sensitivity of a bond to interest rate movements.

Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedules of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

AMI Asset Management Corp is a Sub-Adviser for the Port Street Institutional Opportunities Fund. AMI Asset Management Corp is not affiliated with Quasar Distributors, LLC.

Port Street Institutional Opportunities Fund is distributed by Quasar Distributors, LLC.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of March 31, 2018

	1 Year	Since Inception(1)
Port Street Institutional Opportunities Fund	6.35%	7.91%
MSCI ACWI Index(2)	14.85%	13.30%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.20%	2.08%
70% MSCI ACWI Index/30% Bloomberg
Barclays U.S. Aggregate Bond Index(4)	10.67%	9.93%

(1)	December 31, 2015.
(2)	The MSCI ACWI Index captures large and mid-cap representation across 23 developed and 23 emerging market countries. It is not possible to directly invest in an index.
(3)
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It is not possible to directly invest in an index.

(4)
The 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI Index and 30% of the Bloomberg Barclays U.S. Aggregate Index. It is not possible to directly invest in an index.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Expense Example (Unaudited)
March 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(2)	$1,000.00	$1,015.40	$6.28
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.70	$6.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2018 of 1.54%.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Allocation of Portfolio(1) (Unaudited)
as of March 31, 2018
(% of net assets)

Top Ten Holdings(1)(2) (Unaudited)
as of March 31, 2018
(% of net assets)

FMI International Fund	8.1%
IVA International Fund, Class I	7.8%
Boston Partners Long/Short Research Fund	5.9%
Swan Defined Risk Fund, Class I	5.6%
Templeton Global Bond Fund, Advisor Class	4.8%
BlackRock Strategic Income Opportunities Portfolio,
Institutional Class	4.3%
Oppenheimer Developing Markets Fund, Class I	3.5%
Cohen & Steers Real Assets Fund, Class I	2.3%
Victory Global Natural Resources Fund, Class Y	2.0%
Adobe Systems, Inc.	1.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	The Invesco Treasury Portfolio, Institutional Class is excluded from the Top Ten holdings.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments
March 31, 2018

	Shares	Value
INVESTMENT COMPANIES — 44.4%
Ares Capital Corp.	5,250	$83,318
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	262,637	2,605,356
Boston Partners Long/Short Research Fund*	211,103	3,563,421
Cohen & Steers Real Assets Fund, Class I	155,180	1,388,857
FMI International Fund	148,836	4,884,792
IVA International Fund, Class I	264,328	4,702,393
Oppenheimer Developing Markets Fund, Class I	47,776	2,113,154
Swan Defined Risk Fund, Class I	271,848	3,384,502
Templeton Global Bond Fund, Advisor Class	243,252	2,899,563
Victory Global Natural Resources Fund, Class Y*	51,883	1,183,974
Total Investment Companies
(Cost $23,834,235)		26,809,330

COMMON STOCKS — 36.6%

Consumer Discretionary — 3.7%
Aramark	8,420	333,095
Extended Stay America, Inc.	4,050	80,068
Healthcare Services Group, Inc.	4,400	191,312
Home Depot, Inc.	2,190	390,346
Laureate Education, Inc.*	3,500	48,125
Lennar Corp., Class A	4,850	285,859
Lennar Corp., Class B	97	4,626
Mohawk Industries, Inc.*	350	81,277
Newell Brands, Inc.	1,354	34,500
Nexstar Media Group, Inc., Class A	975	64,837
PVH Corp.	325	49,215
ServiceMaster Global Holdings, Inc.*	725	36,866
Signet Jewelers Ltd.	425	16,371
Six Flags Entertainment Corp.	1,025	63,817
Starbucks Corp.	4,446	257,379
Walt Disney Co.	2,736	274,804
		2,212,497
Consumer Staples — 4.5%
Archer-Daniels-Midland Co.	3,760	163,071
Church & Dwight Co., Inc.	8,079	406,858
Coca-Cola Co.	4,700	204,121
Costco Wholesale Corp.	1,373	258,714
Kimberly-Clark Corp.	1,066	117,399
Kroger Co.	7,700	184,338
McCormick & Co., Inc.	2,610	277,678

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Shares	Value
Consumer Staples — 4.5% (Continued)
Mondelez International, Inc., Class A	4,500	$187,785
PepsiCo, Inc.	2,801	305,729
Unilever NV	4,370	246,424
Walgreens Boots Alliance, Inc.	6,137	401,789
		2,753,906
Energy — 2.2%
Baker Hughes, Inc.	825	22,910
Concho Resources, Inc.*	838	125,977
Continental Resources, Inc.*	1,400	82,530
Diamondback Energy, Inc.*	1,134	143,474
EQT Corp.	3,300	156,783
Forum Energy Technologies, Inc.*	3,275	36,025
Halliburton Co.	3,380	158,657
Phillips 66	2,750	263,780
Pioneer Natural Resources Co.	1,000	171,780
QEP Resources, Inc.*	5,875	57,516
WPX Energy, Inc.*	6,625	97,917
		1,317,349
Financials — 5.8%
Ameriprise Financial, Inc.	1,990	294,401
Arthur J. Gallagher & Co.	775	53,266
Athene Holding Ltd., Class A*	1,075	51,396
Banco Bilbao Vizcaya Argentaria SA — ADR	32,002	252,816
Bank of America Corp.	13,860	415,661
Bank of NT Butterfield & Son, Ltd.	2,350	105,468
BOK Financial Corp.	1,600	158,384
Capital One Financial Corp.	2,699	258,618
Charles Schwab Corp.	7,010	366,062
Chemical Financial Corp.	1,050	57,414
Chubb Ltd.	1,600	218,832
Cullen/Frost Bankers, Inc.	1,510	160,166
East West Bancorp, Inc.	3,768	235,651
Essent Group Ltd.*	400	17,024
First American Financial Corp.	950	55,746
Hartford Financial Services Group, Inc.	775	39,928
Huntington Bancshares, Inc.	3,050	46,055
JPMorgan Chase & Co.	2,010	221,040
MGIC Investment Corp.*	1,200	15,600
Mitsubishi UFJ Financial Group, Inc. — ADR	26,180	173,835
Nasdaq, Inc.	600	51,732

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Shares	Value
Financials — 5.8% (Continued)
PacWest Bancorp	1,075	$53,245
Radian Group, Inc.	925	17,612
Reinsurance Group of America, Inc.	425	65,450
SEI Investments Co.	800	59,928
Synchrony Financial	1,875	62,869
		3,508,199
Health Care — 5.9%
AbbVie, Inc.	2,833	268,143
Acadia Healthcare Co., Inc.*	4,826	189,083
Allergan plc	1,293	217,599
Amgen, Inc.	1,676	285,725
Becton, Dickinson & Co.	1,693	366,873
Biogen, Inc.*	710	194,412
Centene Corp.*	700	74,809
Danaher Corp.	3,296	322,711
Envision Healthcare Corp.*	1,375	52,841
Henry Schein, Inc.*	3,712	249,484
IQVIA Holdings, Inc.*	329	32,278
Laboratory Corp. of America Holdings*	1,997	323,015
Medtronic plc	3,210	257,506
Novartis AG — ADR	2,703	218,538
West Pharmaceutical Services, Inc.	2,418	213,485
Zoetis, Inc.	3,772	315,000
		3,581,502
Industrials — 3.1%
3M Co.	821	180,226
FedEx Corp.	1,390	333,753
General Dynamics Corp.	1,500	331,350
Hubbell, Inc.	400	48,712
Johnson Controls International plc	6,800	239,632
KAR Auction Services, Inc.	1,225	66,395
Masonite International Corp.*	800	49,080
Middleby Corp.*	550	68,084
Milacron Holdings Corp.*	3,500	70,490
Oshkosh Corp.	4,440	343,079
Pentair plc	750	51,098
Snap-on, Inc.	225	33,196
Timken Co.	1,175	53,580
		1,868,675

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Shares	Value
Information Technology — 7.6%
Adobe Systems, Inc.*	4,027	$870,154
Alliance Data Systems Corp.	150	31,929
Alphabet, Inc., Class A*	289	299,733
Analog Devices, Inc.	575	52,400
ANSYS, Inc.*	1,842	288,623
Apple, Inc.	1,812	304,017
Broadridge Financial Solutions, Inc.	2,335	256,126
CACI International, Inc., Class A*	450	68,107
Check Point Software Technologies Ltd.*	450	44,703
CommScope Holding Co, Inc.*	1,525	60,954
Fidelity National Information Services, Inc.	900	86,670
Fiserv, Inc.*	450	32,090
Global Payments, Inc.	625	69,700
MasterCard, Inc.	2,022	354,174
Microchip Technology, Inc.	3,840	350,822
Microsoft Corp.	4,510	411,628
NCR Corp.*	1,975	62,252
PayPal Holdings, Inc.*	7,740	587,234
RingCentral, Inc.*	325	20,638
SS&C Technologies Holdings, Inc.	3,031	162,583
Synopsys, Inc.*	2,032	169,144
		4,583,681
Materials — 2.9%
Avery Dennison Corp.	2,930	311,312
Constellium NV*	4,950	53,708
Crown Holdings, Inc.*	1,650	83,737
DowDuPont, Inc.	3,580	228,082
Ecolab, Inc.	2,212	303,199
FMC Corp.	950	72,741
Martin Marietta Materials, Inc.	1,250	259,125
Packaging Corp. of America	225	25,357
PolyOne Corp.	1,450	61,654
PPG Industries, Inc.	2,543	283,799
Reliance Steel & Aluminum Co.	675	57,875
		1,740,589
Real Estate — 0.2%
CyrusOne, Inc. — REIT	775	39,688
New Residential Investment Corp. — REIT	5,225	85,951
		125,639

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Shares/Par	Value
Utilities — 0.7%
AES Corp.	11,950	$135,871
Atlantica Yield plc	3,725	72,936
National Fuel Gas Co.	3,736	192,217
		401,024
Total Common Stocks
(Cost $17,014,651)		22,093,061

CORPORATE BONDS — 7.5%

Consumer Discretionary — 0.6%
Carnival Corp.
3.950%, 10/15/2020	$100,000	102,564
Royal Caribbean Cruises Ltd.
3.700%, 03/15/2028	60,000	57,633
Starbucks Corp.
2.100%, 02/04/2021	90,000	88,231
Walt Disney Co.
2.300%, 02/12/2021	100,000	98,594
		347,022
Consumer Staples — 1.0%
Church & Dwight Co., Inc.
2.450%, 08/01/2022	105,000	101,816
Coca-Cola Co.
3.300%, 09/01/2021	100,000	101,110
Colgate-Palmolive Co.
2.100%, 05/01/2023	100,000	95,364
Dr. Pepper Snapple Group, Inc.
3.130%, 12/15/2023	85,000	82,556
Estee Lauder Co., Inc
2.350%, 08/15/2022	30,000	29,218
Kimberly-Clark Corp.
2.650%, 03/01/2025	85,000	80,920
Procter & Gamble Co.
8.750%, 06/01/2022	90,000	109,617
		600,601
Energy — 1.3%
Apache Finance Canada Corp.
7.750%, 12/15/2029	40,000	51,149
Chevron Corp.
1.961%, 03/03/2020	95,000	93,671

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
Energy — 1.3% (Continued)
ConocoPhillips Co.
2.400%, 12/15/2022	$95,000	$91,532
Enterprise Products Operating, LLC
2.800%, 02/15/2021	85,000	84,130
Exxon Mobil Corp.
2.222%, 03/01/2021	110,000	108,407
Kinder Morgan Energy Partners LP
6.850%, 02/15/2020	50,000	53,140
Shell International Finance BV
4.375%, 03/25/2020	65,000	66,989
Valero Energy Corp.
6.125%, 02/01/2020	80,000	84,346
6.625%, 06/15/2037	35,000	44,322
Williams Partners LP
5.250%, 03/15/2020	50,000	51,834
3.600%, 03/15/2022	50,000	49,819
		779,339
Financials — 0.4%
American Express Credit Corp.
2.375%, 05/26/2020	75,000	74,050
Caterpillar Financial Services Corp.
7.150%, 02/15/2019	45,000	46,820
Chubb INA Holdings, Inc.
3.350%, 05/15/2024	85,000	84,977
Travelers Companies, Inc.
6.250%, 06/15/2037	30,000	38,702
		244,549
Health Care — 0.4%
Agilent Technologies, Inc.
3.875%, 07/15/2023	60,000	60,937
Baxter International, Inc.
2.400%, 08/15/2022	60,000	57,700
Johnson & Johnson
2.250%, 03/03/2022	105,000	102,823
Wyeth LLC
7.250%, 03/01/2023	25,000	29,643
		251,103
Industrials — 1.3%
Burlington Northern Santa Fe Corp.
7.290%, 06/01/2036	40,000	56,166

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
Industrials — 1.3% (Continued)
Canadian National Railway Co.
2.850%, 12/15/2021	$95,000	$94,779
6.712%, 07/15/2036	30,000	40,592
Canadian Pacific Railway Co.
7.250%, 05/15/2019	75,000	78,646
Eaton Corp.
2.750%, 11/02/2022	85,000	83,119
Emerson Electric Co.
6.000%, 08/15/2032	25,000	30,181
FedEx Corp.
4.900%, 01/15/2034	40,000	43,280
Illinois Tool Works, Inc.
2.650%, 11/15/2026	65,000	60,975
Norfolk Southern Corp.
3.850%, 01/15/2024	85,000	87,159
Republic Services, Inc.
4.750%, 05/15/2023	90,000	95,444
United Parcel Service, Inc.
6.200%, 01/15/2038	30,000	38,866
Waste Management, Inc.
3.500%, 05/15/2024	85,000	85,299
		794,506
Information Technology — 0.4%
Amphenol Corp.
2.550%, 01/30/2019	50,000	49,889
Microsoft Corp.
2.000%, 08/08/2023	85,000	80,645
Texas Instruments, Inc.
2.750%, 03/12/2021	100,000	99,929
		230,463
Materials — 0.6%
Avery Dennison Corp.
3.350%, 04/15/2023	65,000	64,012
Dow Chemical Co.
8.550%, 05/15/2019	75,000	79,628
Eastman Chemical Co.
3.800%, 03/15/2025	85,000	86,066
International Flavors & Fragrances, Inc.
4.375%, 06/01/2047	30,000	30,191

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
Materials — 0.6% (Continued)
Packaging Corp. of America
2.450%, 12/15/2020	$90,000	$88,636
		348,533
Telecommunication Services — 0.1%
AT&T, Inc.
4.500%, 05/15/2035	45,000	44,327
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/2022	20,000	25,232
		69,559
Utilities — 1.4%
Ameren Illinois Co.
2.700%, 09/01/2022	60,000	58,797
American Water Capital Corp.
6.593%, 10/15/2037	25,000	33,667
Connecticut Light & Power Co.
2.500%, 01/15/2023	105,000	101,749
Delmarva Power & Light Co.
3.500%, 11/15/2023	95,000	95,766
Duke Energy Progress, LLC
2.800%, 05/15/2022	70,000	69,180
Georgia Power Co.
2.000%, 09/08/2020	90,000	88,016
Northern States Power Co.
2.200%, 08/15/2020	45,000	44,473
Oncor Electric Delivery Co.
7.000%, 09/01/2022	80,000	92,435
PacifiCorp
3.600%, 04/01/2024	25,000	25,543
Portland General Electric Co.
6.100%, 04/15/2019	35,000	36,255
Public Service Electric & Gas Co.
3.050%, 11/15/2024	35,000	34,228
Virginia Electric & Power Co.
2.750%, 03/15/2023	100,000	98,135
WEC Energy Group, Inc.
2.450%, 06/15/2020	100,000	98,886
		877,130
Total Corporate Bonds
(Cost $4,630,754)		4,542,805

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES — 5.3%
Federal Home Loan Mortgage Corporation Pool
3.000%, 05/01/2027, #J19197	$69,565	$69,977
2.500%, 07/01/2029, #G15144	88,274	87,119
3.000%, 12/01/2030, #G18578	140,474	140,336
3.500%, 04/01/2032, #G18642	127,591	130,262
3.500%, 06/01/2042, #C04060	85,142	85,814
4.500%, 03/01/2044, #G60017	79,884	84,232
3.500%, 12/01/2044, #G08620	86,284	86,715
3.000%, 04/01/2045, #G08635	64,813	63,496
3.500%, 12/01/2045, #G08681	79,005	79,353
4.000%, 01/01/2046, #G60421	102,077	105,484
3.000%, 03/01/2046, #G08697	63,977	62,505
4.000%, 01/01/2047, #G67702	64,744	67,007
Federal National Mortgage Association
2.625%, 09/06/2024	205,000	203,388
2.125%, 04/24/2026	160,000	151,359
1.875%, 09/24/2026	70,000	64,590
6.625%, 11/15/2030	150,000	205,663
Federal National Mortgage Association Pool
3.000%, 05/01/2031, #AS7463	106,882	106,843
3.500%, 07/01/2031, #AL9809	89,969	91,933
3.500%, 08/01/2031, #AL9418	45,723	46,714
5.500%, 01/01/2035, #735141	63,263	69,639
4.000%, 08/01/2040, #AD8522	89,093	92,133
4.500%, 08/01/2040, #AE0217	52,066	55,091
4.000%, 01/01/2041, #AB2078	24,940	25,818
4.500%, 02/01/2041, #AH5583	61,788	65,383
3.500%, 02/01/2041, #AE0828	100,317	101,291
4.000%, 02/01/2041, #AE0949	61,719	63,862
4.000%, 12/01/2041, #AJ7689	50,004	51,714
3.500%, 08/01/2042, #AL2921	74,228	74,936
3.000%, 08/01/2042, #AP4258	24,643	24,272
3.000%, 04/01/2043, #AB9186	134,311	132,282
3.000%, 05/01/2043, #AT2725	148,132	145,892
3.000%, 09/01/2043, #AU4279	79,713	78,509
4.000%, 12/01/2043, #AV0691	55,058	56,939
5.000%, 11/01/2044, #AL8878	32,897	35,533
4.000%, 04/01/2046, #AS6994	87,036	89,473
4.500%, 07/01/2046, #AS7568	49,587	51,968

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
Government National Mortgage Association Pool
4.000%, 02/20/2041, #G24945	$38,493	$40,262
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $3,260,659)		3,187,787

U.S. TREASURY OBLIGATIONS — 2.6%
United States Treasury Bonds
4.375%, 05/15/2040	115,000	142,600
4.375%, 05/15/2041	125,000	155,613
2.750%, 11/15/2042	210,000	202,753
2.500%, 02/15/2045	220,000	200,930
2.500%, 05/15/2046	165,000	150,053
3.000%, 05/15/2047	100,000	100,510
United States Treasury Notes
1.500%, 12/31/2018	125,000	124,468
1.625%, 06/30/2019	50,000	49,664
2.125%, 08/15/2021	100,000	98,928
1.875%, 07/31/2022	105,000	102,195
2.250%, 11/15/2025	105,000	101,651
2.250%, 02/15/2027	150,000	144,193
Total U.S. Treasury Obligations
(Cost $1,609,063)		1,573,558

ASSET-BACKED SECURITIES — 0.9%

Consumer Discretionary — 0.3%
American Airlines
Series 2015-1, Class A
3.375%, 11/01/2028	65,899	64,581
Continental Airlines Partners Trust
Series 2015-1, Class A
4.750%, 01/12/2021	37,502	38,452
Series 2012-2, Class A
4.000%, 04/29/2026	51,834	52,865
		155,898
Financials — 0.4%
Bank of America Credit Card Trust
Series 2017-A1, Class A1
1.950%, 08/15/2022	105,000	103,567
Capital One Multi-Asset Execution Trust
Series 2017-A4, Class A4
1.990%, 07/17/2023	110,000	108,102

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Par	Value
Financials — 0.4% (Continued)
World Financial Network Credit Card Master Trust
Series 2017-C, Class A
2.310%, 08/15/2024	$60,000	$58,995
		270,664
Industrials — 0.2%
CNH Equipment Trust
Series 2016-C, Class A2
1.260%, 02/18/2020	32,799	32,718
Union Pacific Railroad Co.
Series 2014-1
3.227%, 05/14/2026	76,228	75,039
		107,757
Total Asset-Backed Securities
(Cost $544,524)		534,319

MUNICIPAL BONDS — 0.5%
California Department of Water Resources Power Supply
Series P
1.713%, 05/01/2021	73,834	72,090
District of Columbia
Series E
4.343%, 12/01/2018	70,000	70,967
New York State Urban Development Corp.
Series D-2
3.270%, 03/15/2028	45,000	44,342
Texas Tech University
Series B
1.925%, 02/15/2020	50,000	49,552
Virginia College Building Authority
Series D
2.500%, 02/01/2021	50,000	49,850
Total Municipal Bonds
(Cost $289,372)		286,801

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2018

	Shares	Value
SHORT-TERM INVESTMENT — 2.2%
Invesco Treasury Portfolio, Institutional Class, 1.57%^
(Cost $1,298,177)	1,298,177	$1,298,177
Total Investments — 100.0%
(Cost $52,481,435)		60,325,838
Other Assets and Liabilities, Net — 0.0%		29,472
Total Net Assets — 100.0%		$60,355,310

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2018.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities
March 31, 2018

ASSETS:
Investments, at value (cost $52,481,435)	$60,325,838
Cash	8,043
Dividends & interest receivable	104,130
Receivable for investment securities sold	21,253
Prepaid expenses	13,983
Total assets	60,473,247

LIABILITIES:
Payable to investment adviser	45,872
Payable for fund administration & accounting fees	18,736
Payable for investment securities purchased	12,298
Accrued shareholder service fees	5,162
Payable for compliance fees	4,149
Payable for transfer agent fees & expenses	3,900
Payable for trustee fees	2,246
Payable for custody fees	1,889
Accrued other fees	23,685
Total liabilities	117,937

NET ASSETS	$60,355,310

NET ASSETS CONSIST OF:
Paid-in capital	$52,029,936
Accumulated undistributed net investment income	50,182
Accumulated undistributed net realized gain on investments	430,789
Net unrealized appreciation on investments	7,844,403
Net assets	$60,355,310

Net assets	$60,355,310
Shares issued and outstanding(1)	5,263,422
Net asset value, redemption price and offering price per share	$11.47

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statement of Operations
For the Year Ended March 31, 2018

INVESTMENT INCOME:
Dividend income	$712,576
Less: Foreign taxes withheld	(2,551)
Interest income	249,470
Total investment income	959,495

EXPENSES:
Investment adviser fees (See Note 4)	505,486
Fund administration & accounting fees (See Note 4)	113,664
Shareholder service fees (See Note 5)	59,469
Compliance fees (See Note 4)	24,899
Transfer agent fees & expenses (See Note 4)	22,818
Federal & state registration fees	18,882
Audit fees	18,495
Custody fees (See Note 4)	13,168
Trustee fees (See Note 4)	8,706
Legal fees	8,376
Other fees	7,616
Postage & printing fees	3,429
Total expenses before net recoupment/(waiver)	805,008
Less: net recoupment/(waiver) (See Note 4)	(61,625)
Net expenses	743,383

NET INVESTMENT INCOME	216,112

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	689,619
Capital gain distributions from regulated investment companies	125,372
Net change in unrealized appreciation on investments	2,570,732
Net realized and unrealized gain on investments	3,385,723

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,601,835

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$216,112	$229,880
Net realized gain on investments	689,619	1,118,278
Capital gain distributions from
regulated investment companies	125,372	66,080
Net change in unrealized appreciation on investments	2,570,732	2,794,496
Net increase in net assets resulting from operations	3,601,835	4,208,734

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,001	962,100
Proceeds from reinvestment of distributions	1,034,367	925,954
Payments for shares redeemed	—	(966,310)
Net increase in net assets resulting
from capital share transactions	1,050,368	921,744

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(236,522)	(264,396)
From net realized gains	(797,864)	(661,575)
Total distributions to shareholders	(1,034,386)	(925,971)

TOTAL INCREASE IN NET ASSETS	3,617,817	4,204,507

NET ASSETS:
Beginning of year	56,737,493	52,532,986
End of year (including accumulated
undistributed net investment income
of $50,182 and $48,791, respectively)	$60,355,310	$56,737,493

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Financial Highlights

			For the Period
	Year Ended	Year Ended	Inception through
For a Fund share outstanding throughout each period	March 31, 2018	March 31, 2017	March 31, 2016(1)

PER SHARE DATA:
Net asset value, beginning of period	$10.97	$10.33	$10.00
Investment operations:
Net investment income (loss)(3)	0.04	0.04	(0.00	)(2)
Net realized and unrealized gain on investments	0.66	0.78	0.33
Total from investment operations	0.70	0.82	0.33
Less distributions from:
Net investment income	(0.05)	(0.05)	—
Net realized gains	(0.15)	(0.13)	—
Total distributions	(0.20)	(0.18)	—
Net asset value, end of period	$11.47	$10.97	$10.33

TOTAL RETURN	6.35%	8.02%	3.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$60.4	$56.7	$52.5
Ratio of expenses to average net assets:(4)
Before expense reimbursement/waiver	1.35%	1.43%	2.13%
After expense reimbursement/waiver	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets:(4)
Before expense reimbursement/waiver	0.26%	0.24%	(0.99)%
After expense reimbursement/waiver	0.36%	0.42%	(0.11)%

Portfolio turnover rate	16%	49%	13%

(1)	Inception date of the Fund was December 31, 2015.
(2)	Amount per share is less than $0.005.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include income and expenses of underlying investment companies in which the Fund invests.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements
March 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Institutional Opportunities Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on December 31, 2015.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended March 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the year ended March 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2016.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended March 31, 2018, the Fund increased accumulated undistributed net investment income by $21,801 and decreased accumulated undistributed net realized gain on investments by $21,801.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements – Continued
March 31, 2018

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities — Fixed income securities, including asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements – Continued
March 31, 2018

price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Investment Companies	$26,809,330	$—	$—	$26,809,330
Common Stocks	22,093,061	—	—	22,093,061
Corporate Bonds	—	4,542,805	—	4,542,805
U.S. Government Agency
Mortgage-Backed Securities	—	3,187,787	—	3,187,787
U.S. Treasury Obligations	—	1,573,558	—	1,573,558
Asset-Backed Securities	—	534,319	—	534,319
Municipal Bonds	—	286,801	—	286,801
Short-Term Investment	1,298,177	—	—	1,298,177
Total Investments in Securities	$50,200,568	$10,125,270	$—	$60,325,838

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2018, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of average daily net assets.

The Adviser has engaged Aristotle Capital Management, LLC, AMI Asset Management Corp., Vaughn Nelson Investment Management L.P., and Segall, Bryant & Hamill, LLC (the “Sub-Advisers”) as Sub-Advisers to the Fund. Subject to the supervision of the Adviser, the Sub-Advisers are responsible for the day-to-day management of their respective sleeves of the Fund’s portfolio allocated by the Adviser, including purchase, retention and sale of securities. The Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they have been allocated to manage.

The Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% of the Fund’s

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements – Continued
March 31, 2018

average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2018.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
April 2018 – March 2019	$64,293
April 2019 – March 2020	$99,987
April 2020 – March 2021	$61,625

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended March 31, 2018, the Fund incurred $59,469 in shareholder servicing fees under the Agreement.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements – Continued
March 31, 2018

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
Shares sold	1,405	89,842
Shares issued to holders in reinvestment of dividends	88,787	87,354
Shares redeemed	—	(91,058)
Net increase in shares outstanding	90,192	86,138

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$1,910,357	$1,756,060
Other	$8,373,999	$7,527,056

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2018, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$8,982,060	$(1,089,147)	$7,892,913	$52,432,925

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales and underlying funds distributions.

At March 31, 2018, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Accumulated
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$12,283	$420,178	$7,892,913	$8,325,374

As of March 31, 2018, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2018, the Fund did not defer any qualified late year losses.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements – Continued
March 31, 2018

The tax character of distributions paid during the year ended March 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$594,681	$439,705	$1,034,386

The tax character of distributions paid during the year ended March 31, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$925,776	$195	$925,971

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2018, National Financial Services, for the benefit of its customers, owned 99.89% of the outstanding shares of the Fund.

10.  LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $5,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed on July 26, 2018.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions.  The LOC is with the Fund’s Custodian.  Interest is charged at the prime rate.  The interest rate as of March 31, 2018 was 4.75%.  The Fund did not draw upon the LOC during the year ended March 31, 2018.

11.  SUBSEQUENT EVENTS

On April 4, 2018, the Board approved a plan to liquidate the Fund upon the recommendation of the Adviser.  The Adviser determined that the Fund had limited prospects for meaningful growth.  As a result, the Adviser and the Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as soon as possible, but no later than May 25, 2018.

On May 11, 2018, the Fund paid an ordinary income distribution of $4,027 or $0.00077 per share, a short-term capital gain distribution of $10,934 or $0.00208 per share, and a long-term capital gain distribution of $420,179 or $0.07993 per share.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Institutional Opportunities Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Institutional Opportunities Fund (the “Fund”), a series of Managed Portfolio Series, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

As discussed within Note 11 to the financial statements, on April 4, 2018, the Board of Trustees of Managed Portfolio Series approved the liquidation of Port Street Institutional Opportunities Fund.

We have served as the auditor of one or more investment companies within the family of funds since 2014.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 25, 2018

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Port Street Investments, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS –
AMI Asset Management Corp., Aristotle Capital Management, LLC, Segall Bryant & Hamill,
and Vaughan Nelson Investment Management, L.P.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or the “Adviser”) regarding the Port Street Institutional Opportunities Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreements between Port Street and AMI Asset Management Corp. (“AMI”), Aristotle Capital Management, LLC (“Aristotle Capital”), Segall Bryant & Hamill, LLC (“SBH”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), respectively, (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) regarding the Fund (each, an “Investment Sub-Advisory Agreement,” and collectively, the Investment Sub-Advisory agreements) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Port Street, the Sub-Advisers, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement and each Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and each Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and each Sub-Adviser with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Port Street and each Sub-Adviser; (3) costs of the services provided by Port Street and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and each Sub-Adviser resulting from their relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement and between Port Street and the Sub-Advisers, as set forth in the Investment Sub-Advisory Agreements, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and the Sub-Advisers perform,

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2018

the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Advisers, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of one or more sub-advisers; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) allocating most of the Fund’s assets to the Sub-Advisers for investment, overseeing the Sub-Advisers, and evaluating each Sub-Adviser’s performance results; (4) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Advisers, if any, and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (5) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions that Port Street and/or the Sub-Advisers effected on behalf of the Fund; (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; and (8) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing each Sub-Adviser’s completion of the same.  The Trustees noted that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with approximately $5.6 billion in assets under management, and that Port Street’s parent company provides resources to Port Street in its management of the Fund. The Trustees considered the portfolio management and investment research and analysis experience of the portfolio managers that Port Street would utilize to manage the Fund’s assets, including the allocation of fund assets to Sub-Advisers and the direct management of the remaining assets.  The Trustees also noted that the Trust and Adviser have obtained exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which enables the Adviser to terminate and replace a sub-adviser without requesting shareholder approval.  The Trustees considered Port Street’s role in assessing each Sub-Adviser’s investment style and historical performance and in allocating the Fund’s assets to each Sub-Adviser and the Adviser on this basis and based on the Fund’s overall investment objective and strategies.  After considering all of the information, the Trustees concluded that Port Street has the necessary expertise and resources to both select and manage qualified sub-advisers to provide portfolio management services to the Fund in accordance with the Fund’s investment objective and strategies.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that each of the Sub-Advisers provides under the respective Investment Sub-Advisory Agreement with respect to the Fund, and subject to the Adviser’s oversight, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with the Fund’s investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to the Sub-Adviser, determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions the Sub-Adviser effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees made the following considerations with regard to the individual sub-advisers:

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2018

•
The Trustees considered AMI’s assets under management and capitalization.  The Trustees also considered the investment philosophy of AMI’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that AMI utilizes with respect to fund assets allocated by the Adviser.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that AMI provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered Aristotle Capital’s assets under management and capitalization.  The Trustees also considered the investment philosophy of Aristotle Capital’s portfolio manager and his significant portfolio management experience managing assets with similar investment strategies to those that Aristotle Capital utilizes with respect to Fund assets allocated by the Adviser and extensive overall portfolio management experience over the course of more than 25 years in the investment industry.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Aristotle Capital provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered SBH’s assets under management and capitalization.  The Trustees also considered the investment philosophy of SBH’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that SBH utilizes with respect to Fund assets allocated by the Adviser.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that SBH provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered Vaughan Nelson’s assets under management and capitalization.  The Trustees also considered the investment philosophy of Vaughan Nelson’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that Vaughan Nelson utilizes with respect to fund assets allocated by the Adviser.  The Board also noted the significant overall financial analysis experience of Vaughan Nelson’s portfolio managers.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Vaughan Nelson provides to the Fund under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Sub-Advisers.  In assessing the quality of the portfolio management delivered by Port Street and the Sub-Advisers, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate  benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that the Sub-Advisers manage utilizing a similar investment strategy to that which is utilized by each Sub-Adviser in managing assets allocated by Port Street. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a performance comparison.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was below the median and average for the year-to-date and one-year periods ended October 31, 2017.  The Trustees also observed that the Fund had underperformed its benchmark MSCI ACWI Index for the year-to-date and one-year periods ended October 31, 2017, outperformed the benchmark Bloomberg Barclays U.S. Aggregate Bond Index  over the same periods, and underperformed the custom blended index over the same periods. The Trustees then observed that the investment performance of each Sub-Adviser’s similarly managed account composite generally tracked the performance of the corresponding sleeve of assets allocated to each Sub-Adviser by Port Street for the year-to-date period ended September 30, 2017.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2018

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Port Street’s compensation and that Port Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund yielded a reasonable profit.

The Trustees also considered the annual sub-advisory fee that Port Street pays to each Sub-Adviser under the Investment Sub-Advisory Agreements.  While the Trustees considered the management fees the Sub-Advisers charge to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund, the Trustees also considered the differences in the scope of services each Sub-Adviser provides to the Fund pursuant to the Investment Sub-Advisory Agreement relative to the services the Sub-Advisers provide to separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Sub-Advisers.  Consequently, the Trustees did not consider the costs of services provided by each of the Sub-Advisers or the profitability of their relationship with the Fund to be material factors for consideration given that the Sub-Advisers are not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was higher than the peer group median and average management fees.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the peer group median and average. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to each Sub-Adviser continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, and noted that the investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Port Street had agreed to consider advisory fee breakpoints and to consider approaching each Sub-Adviser regarding sub-advisory fee breakpoints in the future in response to asset growth in the Fund, but had expressed reservation about doing so at the Fund’s current asset level. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that Port Street does not expect to utilize soft dollar arrangements, but that the Sub-Advisers may, and considered the extent to which the Sub-Advisers utilize soft dollar arrangements with respect to the Fund’s portfolio transactions.  The Trustees further noted that affiliated brokers are not used to execute the portfolio transactions of the Fund. The Trustees concluded that Port Street and the Sub-Advisers do not receive any additional material benefits from their relationships with the Fund.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2018

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(29 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	37	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(29 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	37	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	Variable
Year of Birth: 1957				(2006-Present).	Investment Trust
(11 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite Term;	37	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2018

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited) – Continued
March 31, 2018

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
March 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018 was 47.39% for the Fund.  The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 60.23%.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Port Street Quality Growth Fund
Institutional Class Shares — PSQGX

Annual Report

www.portstreetinvest.com	March 31, 2018

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

March 31, 2018, marked Port Street Quality Growth Fund’s (“Quality Growth”) four years since launch.  Thank you for the opportunity to report on the Fund’s strategy, performance, and outlook going forward.

Quality Growth’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. Quality Growth’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Fund Performance

For the twelve-months ending March 31, 2018, the Quality Growth returned 10.13% while the S&P 500 returned 13.99%, and the Russell 1000 Growth was up 21.25%.

Our strategy’s continued under-performance of its benchmarks did not come as a surprise given the type of stock market we’ve experienced these past twelve months when volatility, until only very recently, remained near all-time lows and stock valuations have expanded.  As we explained in past letters, we expect our Fund to under-perform in markets that are rising because of equity multiple expansion (rather than due to a breadth of corporate earnings growth).  When market valuations expand while volatility falls, the strategy has tended to end up with a growing cash position.  Our cash position in this type of rising market will serve as a drag on performance as it becomes harder to find great businesses priced at discounts sufficiently below their intrinsic value.  Outside of our strategy’s cash position, which totaled 45% of the portfolio, there were no other significant detractors to performance.  Our biggest contributors to performance were our investments in health care & consumer staples.

Outlook

Central banks around the world continue to influence the direction of equity markets.  In the U.S., the unwinding of the Fed’s balance sheet has sparked a rise in interest rates which has only recently begun to give the market pause. As equity markets and valuations have continued to rise, the investable universe of great businesses priced below their intrinsic value continued to shrink. We hope to continue to enjoy growth in our portfolios should the markets march higher, while remaining disciplined in deploying capital intelligently- that is in owning only those securities that offer attractive returns with a “margin of safety”.  As we’ve discussed before, should the markets continue higher, we would expect the Fund to lag its benchmark due to the higher cash position.  As we expected in our last letter of September 30th, 2017, we are finally beginning to see an uptick in volatility.  Should this recent volatility not just continue in earnest but increase considerably, then we expect to be able to find more opportunities to own high quality businesses at what we believe to be are bargain level prices. World renowned investor, Howard Marks writes, “Bidding more for something is the same as saying you’ll take less for your money.”  This is what we aim to avoid.  We are trying to max returns on every dollar we deploy so we remain strictly disciplined on the price we pay and the risk we’re taking to own a business. We fully expect our disciplined approach to prevent us from participating in entirely bull markets.  Importantly, however, we also expect this discipline to prevent us from permanent capital impairment caused by adverse reactions to over-valued markets that are long in the tooth like the one we’re witnessing now.  After all, the direction of the market over the next twelve months is anybody’s guess, but we do know that regardless of the direction, we expect that the capital preservation bias underlying our strategies should allow us the potential to better protect capital in down periods and in turn seek to better compound capital over full market cycles.
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PORT STREET QUALITY GROWTH FUND

We are grateful for your confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a Prospectus.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

It is not possible to directly invest in an index.

Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.

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PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of March 31, 2018

	1 Year	3 Year	Since Inception(1)
Port Street Quality Growth Fund	10.13%	6.75%	6.59%
S&P 500 Index(2)	13.99%	10.78%	11.26%
Russell 1000 Growth Index(3)	21.25%	12.90%	13.69%

(1)	April 1, 2014.
(2)
The Standard and Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to directly invest in an index.

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PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
March 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(2)	$1,000.00	$1,053.30	$5.89
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.20	$5.79

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2018 of 5.33%.

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PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
as of March 31, 2018
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of March 31, 2018
(% of net assets)

Berkshire Hathaway, Inc., Class B	4.1%
Apple, Inc.	4.1%
United Technologies Corp.	4.1%
Oracle Corp.	4.0%
Cisco Systems, Inc.	3.5%
Cognizant Technology Solutions Corp., Class A	3.3%
Microsoft Corp.	3.3%
Novo Nordisk – ADR	3.0%
Expeditors International of Washington, Inc.	2.7%
Wal-Mart Stores, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

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PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2018

	Shares	Value
COMMON STOCKS — 54.5%

Consumer Discretionary — 6.0%
NIKE, Inc., Class B	24,600	$1,634,424
Omnicom Group, Inc.	3,200	232,544
Polaris Industries, Inc.	8,400	961,968
Starbucks Corp.	26,500	1,534,085
Walt Disney Co.	14,550	1,461,402
		5,824,423
Consumer Staples — 5.0%
Coca-Cola Co.	80	3,474
PepsiCo, Inc.	8,200	895,030
Procter & Gamble Co.	18,900	1,498,392
Wal-Mart Stores, Inc.	28,100	2,500,057
		4,896,953
Financials — 4.1%
Berkshire Hathaway, Inc., Class B*	20,100	4,009,548

Health Care — 7.9%
Becton, Dickinson & Co.	3,500	758,450
Biogen, Inc.*	5,400	1,478,628
Medtronic plc	5,200	417,144
Novo Nordisk — ADR	59,400	2,925,450
Varian Medical Systems, Inc.*	16,600	2,035,990
		7,615,662
Industrials — 8.7%
C.H. Robinson Worldwide, Inc.	19,700	1,846,087
Expeditors International of Washington, Inc.	41,500	2,626,950
United Technologies Corp.	31,200	3,925,584
		8,398,621
Information Technology — 22.8%
Accenture plc, Class A	9,500	1,458,250
Alphabet, Inc., Class A*	1,400	1,451,996
Apple, Inc.	23,700	3,976,386
Cisco Systems, Inc.	79,800	3,422,622
Cognizant Technology Solutions Corp., Class A	39,300	3,163,650
International Business Machines Corp.	10,000	1,534,300
Microsoft Corp.	34,600	3,157,942
Oracle Corp.	84,600	3,870,450
		22,035,596
Total Common Stocks
(Cost $41,314,995)		52,780,803

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2018

	Shares	Value

SHORT-TERM INVESTMENT — 45.3%
Invesco Treasury Portfolio, Institutional Class, 1.57%^ (a)
(Cost $43,884,609)	43,884,609	$43,884,609
Total Investments — 99.8%
(Cost $85,199,604)		96,665,412
Other Assets and Liabilities, Net — 0.2%		135,586
Total Net Assets — 100.0%		$96,800,998

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2018.
(a)	Fair value of this security exceeds 25% of the Fund’s assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
ADR — American Depositary Receipt

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities
March 31, 2018

ASSETS:
Investments, at value
(cost $85,199,604)	$96,665,412
Cash	18,288
Dividends & interest receivable	128,839
Receivable for capital shares sold	113,232
Prepaid expenses	19,435
Total assets	96,945,206

LIABILITIES:
Payable to investment adviser	71,649
Payable for fund administration & accounting fees	14,534
Payable for capital shares redeemed	14,534
Payable for transfer agent fees & expenses	5,700
Accrued shareholder service fees	4,995
Payable for compliance fees	2,381
Payable for trustee fees	2,206
Payable for custody fees	1,700
Accrued other fees	26,509
Total liabilities	144,208

NET ASSETS	$96,800,998

NET ASSETS CONSIST OF:
Paid-in capital	$84,882,387
Accumulated undistributed net investment income	80,830
Accumulated undistributed net realized gain on investments	371,973
Net unrealized appreciation on investments	11,465,808
Net assets	$96,800,998

Net assets	$96,800,998
Shares issued and outstanding(1)	7,605,255
Net asset value, redemption price and offering price per share	12.73

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

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PORT STREET QUALITY GROWTH FUND

Statement of Operations
For the Year Ended March 31, 2018

INVESTMENT INCOME:
Dividend income	$790,664
Less: Foreign taxes withheld	(11,190)
Interest income	373,485
Total investment income	1,152,959

EXPENSES:
Investment adviser fees (See Note 4)	708,669
Fund administration & accounting fees (See Note 4)	80,354
Shareholder service fees (See Note 5)	77,818
Transfer agent fees & expenses (See Note 4)	31,721
Federal & state registration fees	25,393
Audit fees	16,492
Compliance fees (See Note 4)	14,271
Custody fees (See Note 4)	9,021
Trustee fees (See Note 4)	8,670
Legal fees	8,115
Other fees	5,733
Postage & printing fees	5,499
Total expenses before net recoupment/(waiver)	991,756
Less: net recoupment/(waiver) (See Note 4)	(32,969)
Net expenses	958,787

NET INVESTMENT INCOME	194,172

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	380,698
Net change in unrealized appreciation on investments	7,138,985
Net realized and unrealized gain on investments	7,519,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,713,855

See Notes to the Financial Statements

9

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017

OPERATIONS:
Net investment income	$194,172	$25,836
Net realized gain on investments	380,698	703,977
Net change in unrealized appreciation on investments	7,138,985	2,384,202
Net increase in net assets resulting from operations	7,713,855	3,114,015

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	51,041,451	19,862,566
Proceeds from reinvestment of distributions	361,579	204,525
Payments for shares redeemed	(15,014,765)	(13,779,393)
Net increase in net assets resulting
from capital share transactions	36,388,265	6,287,698

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(128,802)	(10,356)
From net realized gains	(360,512)	(274,686)
Total distributions to shareholders	(489,314)	(285,042)

TOTAL INCREASE IN NET ASSETS	43,612,806	9,116,671

NET ASSETS:
Beginning of year	53,188,192	44,071,521
End of year (including accumulated
undistributed net investment income
of $80,830 and $15,480, respectively)	$96,800,998	$53,188,192

See Notes to the Financial Statements

10

PORT STREET QUALITY GROWTH FUND

Financial Highlights

For a Fund share outstanding	Year Ended	Year Ended		Year Ended		Year Ended
throughout each year	March 31, 2018	March 31, 2017		March 31, 2016		March 31, 2015

PER SHARE DATA:
Net asset value, beginning of year	$11.62	$10.97		$10.61		$10.00
Investment operations:
Net investment income (loss)	0.03	0.00	(1)	(0.00	)(1)	0.00 (1)
Net realized and unrealized
gain on investments	1.15	0.72		0.39		0.61
Total from investment operations	1.18	0.72		0.39		0.61
Less distributions from:
Net investment income	(0.02)	(0.00	)(1)	(0.00	)(1)	—
Net realized gains	(0.05)	(0.07)		(0.03)		—
Total distributions	(0.07)	(0.07)		(0.03)		—
Net asset value, end of year	$12.73	$11.62		$10.97		$10.61

TOTAL RETURN	10.13%	6.57%		3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$96.8	$53.2		$44.1		$23.2
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.19%	1.34%		1.59%		3.49%
After expense reimbursement/waiver	1.15%	1.15%		1.15%		1.15%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	0.19%	(0.13)%		(0.48)%		(2.29)%
After expense reimbursement/waiver	0.23%	0.06%		(0.04)%		0.05%

Portfolio turnover rate	2%	12%		9%		13%

(1)	Amount per share is less than $0.005.

See Notes to the Financial Statements

11

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements
March 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on April 1, 2014.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended March 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the year ended March 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2015.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended March 31, 2018, the Fund decreased accumulated undistributed net investment income by $20 and increased accumulated undistributed net realized gain on investments by $20.
12

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2018

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation
13

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2018

Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$52,780,803	$—	$—	$52,780,803
Short-Term Investment	43,884,609	—	—	43,884,609
Total Investments in Securities	$96,665,412	$—	$—	$96,665,412

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2018, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of net assets, 0.80% on the next $150 million of net assets, 0.75% on the next $500 million of net assets, and 0.70% on net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

The Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2018.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
April 2018 – March 2019	$136,245
April 2019 – March 2020	$ 87,401
April 2020 – March 2021	$ 32,969

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for

14

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2018

the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended March 31, 2018, the Fund incurred $77,818 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
Shares sold	4,197,932	1,776,454
Shares issued to holders in reinvestment of dividends	28,337	18,327
Shares redeemed	(1,196,917)	(1,237,351)
Net increase in shares outstanding	3,029,952	557,430

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$16,080,668	$947,575

15

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2018

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2018, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$11,736,660	$(279,534)	$11,457,126	$85,208,286

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2018, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Accumulated
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$80,830	$380,655	$11,457,126	$11,918,611

As of March 31, 2018, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2018, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended March 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$166,667	$322,647	$489,314

The tax character of distributions paid during the year ended March 31, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$44,807	$240,235	$285,042

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2018, Charles Schwab & Co., Inc., for the benefit of its customers, owned 37.39% of the outstanding shares of the Fund.

10.  SUBSEQUENT EVENTS

On April 23, 2018, the Fund filed a proxy statement on Schedule 14A with the U.S. Securities Exchange Commission (the “SEC”) regarding the approval of a new investment advisory agreement for the Fund.  A new investment advisory agreement is required due to a change in control at the Adviser.  The new advisory agreement between the Trust and the Adviser will be substantially identical to the terms of the current investment advisory agreement.

16

PORT STREET QUALITY GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 25, 2018

17

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Port Street Investments, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
Saratoga Research & Investment Management

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Port Street, Saratoga, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Port Street and Saratoga; (3) costs of the services provided by Port Street and Saratoga and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment accounts with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and Saratoga resulting from their relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives from Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement, and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and Saratoga perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.
18

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2018

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing the Sub-Adviser’s investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies, and evaluating the Sub-Adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Adviser and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing the Sub-adviser’s voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing the Sub-Adviser’s maintenance of the required books and records for transactions that Port Street and/or Saratoga effected on behalf of the Fund; and (6) selecting or overseeing the Sub-Adviser’s selection of broker-dealers to execute orders on behalf of the Fund; (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing the Sub-Adviser’s completion of the same.  The Trustees noted Port Street’s capitalization and the fact that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with approximately $5.6 billion in assets under management, and that Beacon Pointe and other Port Street affiliates have provided resources and support to Port Street. The Trustees also noted that Beacon Pointe Holdings, LLC, the parent company of Port Street and Beacon Pointe, has agreed to guarantee Port Street’s operating expense reimbursement obligations to the Fund. The Trustees also noted that the Trust and Adviser have obtained exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which enables the Adviser to terminate and replace a sub-adviser without requesting shareholder approval. The Trustees considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to such portions of the Fund that the Adviser allocates to Saratoga’s management, and subject to the Adviser’s oversight, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Saratoga’s assets under management and its capitalization.  The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Saratoga.  In assessing the quality of the portfolio management delivered by Port Street and Saratoga, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Saratoga manages utilizing a similar investment strategy as that of the Fund. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a
19

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2018

performance comparison.  The Trustees noted that the Fund had underperformed its peer group median and average over the year-to-date, one-year and three-year periods ended October 31, 2017.  The Trustees considered that the Fund underperformed its benchmark indices, the S&P 500 Index and Russell 1000 Growth Index over those same periods. The Trustees also took into account that the Fund had achieved positive returns since inception. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Port Street’s compensation and that Port Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund had yielded a reasonable profit for Port Street.

The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement.  While the Trustees noted the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, the Trustees also noted the scope of services that Saratoga provides to the Fund pursuant to the Investment Sub-Advisory Agreement are more limited than the services Saratoga provides to these separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Saratoga.  Consequently, the Trustees did not consider the costs of services provided by Saratoga or the profitability of their relationship with the Fund to be material factors for consideration given that Saratoga is not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was higher than the peer group median and average.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the peer group median and average. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints.  The Trustees noted Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies of scale with shareholders.  The Trustees noted the fact that the Fund’s assets are too low to consider whether the current breakpoint structure is appropriate at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.
20

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2018

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser or the Sub-Adviser, and their affiliates, from their respective relationships with the Fund. The Trustees noted neither Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions and do not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that the Adviser or the Sub-Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street and Saratoga do not receive additional material benefits from their relationship with the Fund.

21

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2018

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(29 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	37	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(29 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	37	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	Variable
Year of Birth: 1957				(2006-Present).	Investment Trust
(11 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	37	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

22

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2018

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981

23

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2018

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

24

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018 was 100% for the Fund.  The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 22.71%.

25

PORT STREET QUALITY GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

26

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INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2017 and March 31, 2018, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$29,000	$29,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended March 31, 2017 and March 31, 2018, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 6, 2018

* Print the name and title of each signing officer under his or her signature.